SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                   May 4, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                      1-13666                     59-3305930
 (State or other juris-     (Commission file number)           (IRS employer
diction of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On  May  4,  1999,  the  Registrant   issued  a  news  release
                  announcing the appointment of Gary Heckel to Senior Vice President of Darden Restaurants.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number    Description

                            99          Press Release dated May 4, 1999,
                                        entitled "Darden Restaurants Appoints
                                        Gary Heckel Senior Vice-President of
                                        Darden Restaurants"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 4, 1999                   DARDEN RESTAURANTS, INC.



                                       By: /s/ C.L. Whitehill
                                           -------------------------------------
                                           C.L. Whitehill
                                           Senior Vice President,
                                           General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

     99          Press Release dated May 4, 1999, entitled
                 "Darden Restaurants Appoints Gary Heckel
                 Senior Vice-President of Darden Restaurants"               5